UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/2011

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
GNMA Fund

ANNUAL REPORT April 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Financial Futures
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Renewal of the Fund’s Management Agreement
41	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodi-ties.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan threatened the recovery, U.S. government securities generally weakened as investors looked forward to higher interest rates and sought opportunities in other areas of the financial markets, including higher-yielding fixed income securities.

We expect the global economy to continue to expand at a moderate rate. While our outlook suggests that lower-yielding sovereign bonds within many of the developed markets may remain out of favor among investors, we have continued to identify attractive opportunities among corporate-backed debt securities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, Dreyfus GNMA Fund’s Class A shares produced a total return of 5.43%, Class B shares returned 4.79%, Class C shares returned 4.68% and Class Z shares returned 5.58%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 5.93% for the same period.2

Mortgage-backed securities fared relatively well during the reporting period even as U.S.Treasury securities lost value amid rising longer-term interest rates. Mortgage prepayments were constrained by tighter lending standards and weak real estate markets, helping to preserve the value of higher coupon mortgage pools.The fund produced lower returns than its benchmark, partly due to a slightly long average duration toward the end of 2010.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

Slow Prepayments Supported Mortgage-Backed Sector

Although the U.S. economy continued to recover from recession in the spring of 2010, a sovereign debt crisis in Europe threatened to spread from Greece to other members of the European Union, and China faced intensifying inflationary pressures, causing global investors to flock toward traditional safe havens over the spring and summer.As a result, investors concluded that short-term interest rates were unlikely to rise anytime

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

soon, and robust investor demand for government-backed investments supported a rally among U.S.Treasuries and GNMA securities.

Investor sentiment changed sharply in the fall, when the Federal Reserve Board announced a new round of quantitative easing of monetary policy, convincing investors that a return to recession was unlikely. A more optimistic economic outlook was further supported by better-than-expected employment data and stimulative tax legislation enacted by Congress near year-end. Consequently, yields of U.S. Treasury securities climbed sharply—and prices fell—in November and December.

Mortgage-backed securities also benefited from tighter bank lending standards and lower home prices, which prevented many homeowners from refinancing their mortgages at lower interest rates.Typically, when mortgage rates fall, more homeowners seek to refinance, returning principal early to bondholders and reducing future income payments. Although mortgage rates fell toward record lows at times during the reporting period, bondholders benefited when prepayment activity failed to intensify significantly. Therefore, GNMA securities outperformed U.S.Treasury securities during the reporting period.

Opportunistic Strategies Positioned Fund for Higher Returns

In this favorable market environment, we maintained strategies to minimize the fund’s overall exposure to mortgage pools that, in our view, were more vulnerable to heightened mortgage prepayment activity as interest rates declined. For example, we continued to hold higher coupon GNMA mortgages that were “underwater”—with loan values that exceed the home’s market value—and were therefore unlikely to qualify for refinancing at lower rates.Although we recognize that such loans normally may be more prone to default, we believed that higher default rates were unlikely in a recovering economy. We also emphasized mortgage pools in which the underlying loans have lower loan balances, giving homeowners little incentive to refinance.The fund’s relative performance also benefited from small positions in commercial mortgage-backed securities, asset-backed securities and home equity loans.

We tactically adjusted the fund’s average duration as interest rates fluctuated. However, a longer-than-average duration position in November and December detracted from relative performance, offsetting the success of our duration management strategy at other times during the reporting period.

We successfully employed futures contracts to help set the fund’s average duration and swap options to help manage volatility. The fund also benefited from the sale of call options during the reporting period.

Focusing on Income and Muted Volatility

We expect the economic recovery to persist and interest rates to rise as the economy moves to the next phase of its cycle. We recently have made adjustments to position the fund for this environment, including selling bonds likely to be redeemed early by their issuers.We generally have replaced those positions with mortgage pools providing better call protection. Otherwise, we have maintained the fund’s emphasis on higher coupon, GNMA-backed mortgage-backed securities that, in our analysis, are unlikely to see elevated levels of refinancing activity.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Class A, B, and C shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
November 30, 2010, at which time it was terminated. Had these expenses not been absorbed, the returns for Class A, B and C shares would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund Class Z shares and the Barclays Capital GNMA Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus GNMA Fund on 4/30/01 to a
$10,000 investment made in the Barclays Capital GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares. Performance for Class A, Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate
GNMA securities.All issues have at least one year to maturity and an outstanding par value of at least $100 million.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/11

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	0.68%	4.85%†††	4.55%†††
without sales charge	5/3/07	5.43%	5.82%†††	5.03%†††
Class B shares
with applicable redemption charge †	5/3/07	0.79%	4.95%†††	5.03%†††,††††
without redemption	5/3/07	4.79%	5.28%†††	5.03%†††,††††
Class C shares
with applicable redemption charge ††	5/3/07	3.68%	5.21%†††	4.73%†††
without redemption	5/3/07	4.68%	5.21%†††	4.73%†††
Class Z shares	5/29/85	5.58%	5.97%	5.10%
Barclays Capital GNMA Index		5.93%	6.79%	5.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, B and C shares of the fund reflect the performance of the fund’s Class Z shares for periods prior to 5/3/07 (the inception date for Class A, B and C shares), adjusted to reflect the applicable sales load for each share class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$4.97	$8.54	$8.54	$4.28
Ending value (after expenses)	$1,005.80	$1,002.10	$1,002.50	$1,006.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$5.01	$8.60	$8.60	$4.31
Ending value (after expenses)	$1,019.84	$1,016.27	$1,016.27	$1,020.53

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.72% for Class B, 1.72% for
Class C and .86% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2011

	Coupon	Maturity	Principal
Bonds and Notes—100.2%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.1%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	875,000		108,047
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	204,028 [a]		198,969
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	226,200		221,697
					528,713
Commercial Mortgage
Pass-Through Ctfs.—.3%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.84	3/6/20	2,275,000 [a,b]		2,237,552
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.18	12/25/34	1,099,486 [a]		907,797
U.S. Government Agencies/
Mortgage-Backed—99.3%
Federal Home Loan Mortgage Corp.:
4.00%			21,640,000	[c,d]	21,508,126
4.00%, 12/1/40			7,814,789	[d]	7,777,358
5.00%, 3/1/20			373,707	[d]	402,265
Federal National Mortgage Association:
5.00%			4,215,000	[c,d]	4,449,459
5.00%, 5/1/39			1,371,215	[d]	1,455,114
5.50%, 11/1/38—9/1/39			5,798,076	[d]	6,264,444
6.00%, 4/1/35			2,462,298	[d]	2,706,630
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			576,860	[d]	591,713
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34			2,118,111	[d]	2,193,804
Government National Mortgage Association I:
4.00%			46,210,000	[c]	46,823,715
5.00%			53,405,000	[c]	57,210,106
5.50%			9,775,000	[c]	10,641,006
6.00%			11,705,000	[c]	12,928,547
6.50%			18,805,000	[c]	21,223,210
4.00%, 9/15/24—1/15/41			5,159,436		5,254,203
4.50%, 10/15/24—10/15/40			67,841,357		71,411,108

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
5.00%, 10/15/23—3/15/41	51,297,513	55,252,515
5.50%, 6/15/20—9/15/39	81,516,025	89,635,168
6.00%, 10/15/19—9/15/39	34,997,563	38,881,528
6.50%, 6/15/11—2/15/39	2,446,126	2,760,632
7.00%, 11/15/22—12/15/22	10,208	11,749
7.50%, 2/15/17—5/15/26	3,727,747	4,326,326
8.00%, 8/15/21—12/15/22	1,631,294	1,898,423
8.50%, 12/15/16—12/15/22	1,243,799	1,423,736
9.00%, 9/15/19—12/15/22	1,215,451	1,424,467
9.50%, 3/15/18—1/15/25	296,004	343,805
Government National Mortgage Association II:
4.50%	76,305,000[c]	79,615,812
5.00%	72,930,000[c]	78,069,304
4.00%, 12/24/24	5,744,005	6,062,649
4.50%, 12/20/39—3/20/41	11,494,532	12,023,975
5.00%, 9/20/33—4/20/35	10,293,175	11,102,197
5.50%, 1/20/34—9/20/35	26,412,471	28,842,645
6.00%, 12/20/28—2/20/36	11,884,070	13,123,636
6.50%, 5/20/31—7/20/31	1,149,500	1,297,075
7.00%, 4/20/24—4/20/32	6,075,954	7,018,617
7.50%, 9/20/30	87,299	101,481
9.00%, 7/20/25	69,883	83,347
9.50%, 9/20/17—2/20/25	65,990	76,968
		706,216,863
U.S. Treasury Notes—.4%
2.63%, 8/15/20	3,000,000	2,853,048
Total Bonds and Notes
(cost $688,258,898)		712,743,973

	Face Amount
	Covered by
Options Purchased—0%	Contracts ($)		Value ($)
Put Options
U.S. Treasury 5-Year Notes,
May 2011@ $118
(cost $118,290)	375,000	[e]	93,750

	Principal
Short-Term Investments—44.9%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.03%, 5/12/11	120,000,000	119,999,880
0.03%, 5/19/11	198,000,000	197,999,406
0.12%, 6/9/11	1,435,000[f]	1,434,977
Total Short-Term Investments
(cost $319,430,966)		319,434,263

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,293,000)	11,293,000[g]	11,293,000

Total Investments (cost $1,019,101,154)	146.7%	1,043,564,986
Liabilities, Less Cash and Receivables	(46.7%)	(332,335,424)
Net Assets	100.0%	711,229,562

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, this security was valued at $2,237,552 or .3% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Non-income producing security.
f Held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	99.7	Asset/Mortgage-Backed	.5
Short-Term/		Options Purchased	.0
Money Market Investments	46.5		146.7

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF FINANCIAL FUTURES
April 30, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 4/30/2011($)
Financial Futures Long
U.S. Treasury 10 Year Notes	390	47,244,844	June 2011	879,821
Financial Futures Short
U.S. Treasury 5 Year Notes	167	(19,784,281)	June 2011	(14,352)
Gross Unrealized Appreciation				879,821
Gross Unrealized Depreciation				(14,352)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2011

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
U.S. Treasury 5 Year Notes,
May 2011 @ $119	375,000	[a]	(79,103)
Put Options:
U.S. Treasury 5 Year Notes,
May 2011 @ $117.5	375,000	[a]	(49,803)
(premiums received $120,842)			(128,906)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			1,007,808,154	1,032,271,986
Affiliated issuers			11,293,000	11,293,000
Dividends and interest receivable				2,242,765
Receivable for investment securities sold				120,842
Receivable for futures variation margin—Note 4				60,328
Receivable for shares of Common Stock subscribed				45,574
Prepaid expenses				31,263
				1,046,065,758
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				559,453
Cash overdraft due to Custodian				43,422
Payable for open mortgage—backed dollar rolls—Note 4				304,325,665
Payable for investment securities purchased				29,332,580
Payable for shares of Common Stock redeemed				283,112
Outstanding options written, at value (premiums received
$120,842)—See Statement of Options Written—Note 4				128,906
Accrued expenses				163,058
				334,836,196
Net Assets ($)				711,229,562
Composition of Net Assets ($):
Paid-in capital				691,770,670
Accumulated undistributed investment income—net				703,203
Accumulated net realized gain (loss) on investments				(6,565,548)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $865,469
net unrealized appreciation on financial futures)				25,321,237
Net Assets ($)				711,229,562

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	76,909,737	990,107	20,061,801	613,267,917
Shares Outstanding	4,907,799	63,313	1,280,665	39,117,503
Net Asset Value Per Share ($)	15.67	15.64	15.67	15.68

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended April 30, 2011

Investment Income ($):
Income:
Interest	23,084,093
Dividends;
Affiliated issuers	24,164
Income from securities lending—Note 1(b)	95
Total Income	23,108,352
Expenses:
Management fee—Note 3(a)	4,499,608
Shareholder servicing costs—Note 3(c)	947,770
Service plan and prospectus fees—Note 3(b)	813,105
Distribution fees—Note 3(b)	195,943
Custodian fees—Note 3(c)	123,812
Professional fees	74,219
Directors’ fees and expenses—Note 3(d)	68,255
Registration fees	58,806
Shareholders’ reports	16,978
Loan commitment fees—Note 2	11,223
Miscellaneous	89,316
Total Expenses	6,899,035
Less—reduction in expenses due to undertaking—Note 3(a)	(51,909)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,344)
Net Expenses	6,843,782
Investment Income—Net	16,264,570
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,367,867
Net realized gain (loss) on options transactions	437,338
Net realized gain (loss) on financial futures	(1,413,056)
Net Realized Gain (Loss)	17,392,149
Net unrealized appreciation (depreciation) on investments	6,677,559
Net unrealized appreciation (depreciation) on options transactions	(791,843)
Net unrealized appreciation (depreciation) on financial futures	865,469
Net Unrealized Appreciation (Depreciation)	6,751,185
Net Realized and Unrealized Gain (Loss) on Investments	24,143,334
Net Increase in Net Assets Resulting from Operations	40,407,904

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	16,264,570	22,081,565
Net realized gain (loss) on investments	17,392,149	12,790,229
Net unrealized appreciation
(depreciation) on investments	6,751,185	9,705,635
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,407,904	44,577,429
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,226,289)	(2,782,374)
Class B Shares	(34,750)	(108,329)
Class C Shares	(443,667)	(624,289)
Class Z Shares	(16,860,235)	(21,926,591)
Total Dividends	(19,564,941)	(25,441,583)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	23,320,033	43,931,849
Class B Shares	174,914	395,600
Class C Shares	4,244,673	10,794,209
Class Z Shares	19,179,154	23,380,390
Dividends reinvested:
Class A Shares	1,673,460	2,072,731
Class B Shares	32,532	93,190
Class C Shares	278,470	397,397
Class Z Shares	14,235,721	18,461,298
Cost of shares redeemed:
Class A Shares	(40,733,610)	(33,767,490)
Class B Shares	(1,612,195)	(4,139,237)
Class C Shares	(11,692,068)	(6,157,392)
Class Z Shares	(76,131,135)	(60,753,912)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(67,030,051)	(5,291,367)
Total Increase (Decrease) in Net Assets	(46,187,088)	13,844,479
Net Assets ($):
Beginning of Period	757,416,650	743,572,171
End of Period	711,229,562	757,416,650
Undistributed investment income—net	703,203	2,169,635

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	1,501,536	2,932,305
Shares issued for dividends reinvested	107,928	138,375
Shares redeemed	(2,616,792)	(2,247,411)
Net Increase (Decrease) in Shares Outstanding	(1,007,328)	823,269
Class Ba
Shares sold	11,291	26,376
Shares issued for dividends reinvested	2,104	6,241
Shares redeemed	(104,036)	(276,909)
Net Increase (Decrease) in Shares Outstanding	(90,641)	(244,292)
Class C
Shares sold	273,006	720,887
Shares issued for dividends reinvested	17,964	26,527
Shares redeemed	(755,176)	(408,815)
Net Increase (Decrease) in Shares Outstanding	(464,206)	338,599
Class Z
Shares sold	1,233,849	1,560,000
Shares issued for dividends reinvested	917,841	1,232,598
Shares redeemed	(4,899,025)	(4,046,584)
Net Increase (Decrease) in Shares Outstanding	(2,747,335)	(1,253,986)

a During the period ended April 30, 2011, 42,521 Class B shares representing $656,838 were automatically converted to 42,450 Class A shares and during the period ended April 30, 2010, 120,901 Class B shares representing $1,805,596 were automatically converted to 120,865 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.24	14.86	14.54	14.31
Investment Operations:
Investment income—net[b]	.33	.42	.53	.60
Net realized and unrealized
gain (loss) on investments	.49	.45	.35	.20
Total from Investment Operations	.82	.87	.88	.80
Distributions:
Dividends from investment income—net	(.39)	(.49)	(.56)	(.57)
Net asset value, end of period	15.67	15.24	14.86	14.54
Total Return (%)[c]	5.43	5.96	6.21	5.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.08	1.09[e]
Ratio of net expenses to average net assets	.98	1.01	1.04	1.04[e]
Ratio of net investment income
to average net assets	2.11	2.81	3.62	4.17[e]
Portfolio Turnover Rate[f]	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	76,910	90,135	75,648	55,457

a From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
[d] Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2011, 2010,
2009 and 2008 were 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.21	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.24	.31	.44	.53
Net realized and unrealized
gain (loss) on investments	.48	.45	.34	.19
Total from Investment Operations	.72	.76	.78	.72
Distributions:
Dividends from investment income—net	(.29)	(.39)	(.47)	(.50)
Net asset value, end of period	15.64	15.21	14.84	14.53
Total Return (%)[c]	4.79	5.21	5.49	5.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.74	1.68	1.63[e]
Ratio of net expenses to average net assets	1.57	1.73	1.64	1.58[e]
Ratio of net investment income
to average net assets	1.58	2.16	3.11	3.65[e]
Portfolio Turnover Rate[f]	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	990	2,341	5,910	12,041

a From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
[d] Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2011, 2010,
2009 and 2008 were 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.23	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.22	.31	.41	.49
Net realized and unrealized
gain (loss) on investments	.49	.46	.36	.21
Total from Investment Operations	.71	.77	.77	.70
Distributions:
Dividends from investment income—net	(.27)	(.38)	(.46)	(.48)
Net asset value, end of period	15.67	15.23	14.84	14.53
Total Return (%)[c]	4.68	5.24	5.40	4.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.78	1.82	1.81[e]
Ratio of net expenses to average net assets	1.72	1.75	1.78	1.75[e]
Ratio of net investment income
to average net assets	1.38	2.07	2.83	3.46[e]
Portfolio Turnover Rate[f]	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	20,062	26,567	20,875	9,380

a From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
[d] Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2011, 2010,
2009 and 2008 were 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.25	14.87	14.55	14.38	14.21
Investment Operations:
Investment income—net[a]	.34	.45	.56	.63	.62
Net realized and unrealized
gain (loss) on investments	.50	.44	.34	.19	.19
Total from Investment Operations	.84	.89	.90	.82	.81
Distributions:
Dividends from investment income—net	(.41)	(.51)	(.58)	(.65)	(.64)
Net asset value, end of period	15.68	15.25	14.87	14.55	14.38
Total Return (%)	5.58	6.13	6.40	5.84	5.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.87	.90	.90	.89
Ratio of net expenses
to average net assets	.87	.87	.86	.85	.89
Ratio of net investment income
to average net assets	2.21	2.97	3.84	4.38	4.33
Portfolio Turnover Rate[b]	392.43	272.95	351.74	221.12	271.49
Net Assets, end of period ($ x 1,000)	613,268	638,374	641,140	657,486	697,280

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2011, 2010,
2009, 2008 and 2007 were 64.60%, 66.28%, 138.79%, 60.06% and 95.55%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	528,713	—	528,713
Commercial
Mortgage-Backed	—	2,237,552	—	2,237,552
Mutual Funds	11,293,000	—	—	11,293,000
Residential
Mortgage-Backed	—	907,797	—	907,797
U.S. Government
Agencies/
Mortgage-Backed	—	706,216,863	—	706,216,863
U.S. Treasury	—	322,287,311	—	322,287,311
Other Financial
Instruments:
Futures†	879,821	—	—	879,821
Options Purchased	93,750	—	—	93,750
Liabilities ($)
Other Financial
Instruments:
Futures†	(14,352)	—	—	(14,352)
Options Written	(128,906)	—	—	(128,906)
† Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measure-

ments as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011, The Bank of New York Mellon earned $51 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 29, 2011, the Board of Directors declared a cash dividend of $.020, $.014, $.011 and $.022 per share from undistributed investment income-net for Class A, Class B, Class C and Class Z shares, respectively, payable on May 2, 2011 (ex-dividend date), to shareholders of record as of the close of business on April 29, 2011.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $703,203, accumulated capital losses $5,729,716 and unrealized appreciation $24,485,405.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $437,769 of the carryover expires in fiscal 2014 and $5,291,947 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: ordinary income $19,564,941 and $25,441,583, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $1,833,939 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New accounting pronouncement: In April 2011, the FASB issued ASU No. 2011-03 which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.The ASU

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2011.

The Manager had undertaken until November 30, 2010, to assume expenses of the fund’s Class A, Class B and Class C shares so that total annual fund operating expenses (exclusive of applicable Rule 12b-1 distribution plan fees and/or shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .70% of the average daily net assets attributable to that class. The reduction in expenses, pursuant to the undertaking, amounted to $51,909 during the period ended April 30, 2011.

During the period ended April 30, 2011, the Distributor retained $29,905 from commissions earned on sales of the fund’s Class A shares and $1,210 and $7,476 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $8,276 and $187,667, respectively, pursuant to the Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of the average daily net assets of Class Z shares for any full fiscal year. During the period ended April 30, 2011, Class Z shares were charged $813,105 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares, for the

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $219,949, $4,138 and $62,556, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $294,136 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $49,912 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3,344.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $123,812 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $349,475, Rule 12b-1 distribution plan fees $72,950, shareholder services plan fees $20,180, custodian fees $61,167, chief compliance officer fees $2,481 and transfer agency per account fees $53,200.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended April 30, 2011, amounted to $2,971,468,903 and $3,068,825,402, respectively, of which $2,482,328,754 in purchases and $2,489,807,583 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at April 30, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended April 30, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
April 30, 2010	149,327,000	3,877,305
Contracts written	34,107,000	2,270,010
Contracts terminated:
Contracts closed	162,087,000	5,142,608	5,169,697	(27,089)
Contracts expired	20,597,000	883,865	—	883,865
Total contracts
terminated	182,684,000	6,026,473	5,169,697	856,776
Contracts outstanding
April 30, 2011	750,000	120,842

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2011:

Average Market Value ($)
Interest rate futures contracts	42,258,542
Interest rate options contracts	1,011,358

At April 30, 2011, the cost of investments for federal income tax purposes was $1,019,104,122; accordingly, accumulated net unrealized appreciation on investments was $24,460,864, consisting of $25,627,973 gross unrealized appreciation and $1,167,109 gross unrealized depreciation.

The Fund	33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended April 30, 2011 as qualifying “interest related dividends.”

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 8-9, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median and Performance Universe median for the two most recent periods, and below the Performance Group median and Performance Universe median for the longer-term time periods.The Board also noted that the fund’s yield performance was variously below, at, or above the Performance Group median and Performance Universe median for each one-year period ended September 30, 2010. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average, noting that the fund’s total return was above the category average in two of the 10 calendar years, including in the most recently completed calendar year.The Board noted the fund’s improved relative total return performance over the prior two year period.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and Expense Universe median, and the fund’s total expenses were above the Expense Group median and Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance, partic- ularly during recent time periods, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund	43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance
Officer since September 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money
Laundering Compliance Officer since
May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

NOTES

For More Information

Ticker Symbols:	Class A: GPGAX	Class B: GPGBX	Class C: GPNCX	Class Z: DRGMX

For Class Z shareholders

Telephone 1-800-645-6561

For Class A, B and C shareholders

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    56,619  in 2010 and $35,820 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382         in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,488 in 2010 and $4,332  in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $253 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $27,572,994 in 2010 and $21,309,173 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

-          Dreyfus GNMA Fund

By: /s Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)